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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
CALDERA INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALDERA INTERNATIONAL, INC.
355 South 520 West, Suite 100
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2003

TO THE STOCKHOLDERS OF CALDERA INTERNATIONAL, INC.:

        The annual meeting of the stockholders (the "Annual Meeting") of Caldera International, Inc. (the "Company") will be held at 355 South 520 West, Suite 100, Lindon, Utah 84042, on May 16, 2003. The Annual Meeting will convene at 9:00 a.m., local time, to consider and take action on the following proposals:

  (1)
  to elect seven members to the Board of Directors to serve until the next annual meeting of the Company or their successors have been appointed and are qualified;

  (2)
  to approve the 2002 Omnibus Stock Incentive Plan and to provide for up to 1,500,000 shares of common stock to be subject to awards issued under the plan;

  (3)
  to approve an amendment to the 2000 Employee Stock Purchase Plan to provide for an additional 500,000 shares to be subject to awards issued under the plan; and

  (4)
  to approve an amendment to the Certificate of Incorporation to effect a change in the Company's name from Caldera International, Inc. to The SCO Group, Inc.;

  (5)
  to approve the appointment of KPMG LLP as the independent public accountants of the Company for the year ending October 31, 2003;

  (6)
  to transact such other business as may properly come before the meeting.

        ONLY OWNERS OF RECORD OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK AS OF THE CLOSE OF BUSINESS ON MARCH 28, 2003 (THE "RECORD DATE"), WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE (1) VOTE.

        THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

CALDERA INTERNATIONAL, INC. BY ORDER OF THE BOARD OF DIRECTORS
DARL C. McBRIDE, CEO
Orem, Utah Dated: March 26, 2003

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

CALDERA INTERNATIONAL, INC.
355 South 520 West, Suite 100
Lindon, Utah 84042

PROXY STATEMENT

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Caldera International, Inc. (the "Company"), for use at the annual meeting of the stockholders (the "Annual Meeting") to be held at 355 South 520 West, Suite 100, Lindon, Utah 84042, at 9:00 a.m., local time, on May 16, 2003.

        THIS PROXY STATEMENT, THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND FORM OF PROXY ARE FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 14, 2003.

        At the Annual Meeting, the stockholders of the Company will be asked to vote on five proposals. Proposal 1 is the annual election of seven members to serve as our board of directors. Proposal 2 is the approval of the 2002 Omnibus Stock Incentive Plan. Proposal 3 is to amend the Company's 2000 Employee Stock Purchase Plan to allow for up to 500,000 additional shares to be subject to awards made under the plan. Proposal 4 is to amend the Company's Certificate of Incorporation to effect a name change in the Company's name from Caldera International, Inc. to The SCO Group, Inc. Proposal 5 is the approval of the appointment of KPMG LLP as our independent public accountants for the year ended October 31, 2003.

        A proxy for use at the Annual Meeting is enclosed. Any stockholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Subject to revocation, the proxy holders will vote all shares represented by a properly executed proxy received in time for the Annual Meeting in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted FOR the proposal in accordance with the recommendation of the board of directors.

        The expenses of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of proxies will be borne by the Company. It is contemplated that the proxies will be solicited through the mail, but our officers, directors and regular employees may solicit proxies personally or by telephone. They will not receive additional compensation for this effort. We do not anticipate paying any compensation to any other party for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.

RECORD DATE AND QUORUM REQUIREMENTS

        March 28, 2003 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date there were [            ] shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of a majority of the shares of the common stock outstanding on the Record Date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and at any adjournment or postponement thereof. Any abstentions and broker non-votes will be deemed as present for purposes of determining a quorum at the Annual Meeting. All proposals, except for the election of directors and the amendment to the Company's Certificate of Incorporation, must be approved by a majority of the shares voted with respect to each proposal at the Annual Meeting. The seven individuals receiving the most votes will be elected to serve as directors of the Company. The amendment to the Certificate of Incorporation requires the approval of a majority of the common stock outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not have the effect of being counted as voted against any of the proposals, except the proposal to amend the Certificate of Incorporation. Because that proposal requires approval of a majority of the outstanding common stock, abstentions and broker non-votes will have the same effect as votes against the proposal.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the annual meeting, seven directors are to be elected to serve until the next annual meeting of stockholders or until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. It is intended that the proxies will be voted for the seven nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. Each of the nominees is currently a director of the Company. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the nominees named below. The seven candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the annual meeting will be elected as directors of the Company.

        The names of the nominees, their ages as of January 1, 2003, and certain other information about each nominee are set forth below.

Name	Position(s) With the Company	Age	Director Since
Ralph J. Yarro III	Chairman of the Board of Directors and Director	38	1998
Thomas P. Raimondi, Jr.	Director	45	1999
Edward E. Iacobucci	Director	49	2000
Steve Cakebread	Director	51	2000
R. Duff Thompson	Director	52	2001
Darcy G. Mott	Director	50	2002
Darl C. McBride	Chief Executive Officer, Director	43	2002

        For biographical summaries of these nominees, see "Executive Officers and Directors"

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During fiscal 2002, the Company's Board of Directors met eleven times and only Mr. Raimondi attended fewer than 75% of meetings of the Board and only Messrs. Cakebread, Iacobucci and Raimondi attended fewer than 75% of the meetings of any of the Board committees of which he was a member.

        The Board of Directors has the following committees:

        The compensation committee, which held four meetings during fiscal year 2002, recommends, reviews, and oversees the salaries, benefits and stock option plans for the Company's employees, consultants, directors and other individuals compensated by the Company. The compensation committee also administers the Company's compensation plans. The members of the compensation committee for our last year were Messrs. Thompson, Iacobucci, Raimondi, and Cakebread, all of whom are non-employee directors of the Company.

        The audit committee, which held six meetings during fiscal year 2002, reviews, acts and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's independent auditors and the Company's accounting practices. The members of the audit committee for our last year were Messrs. Cakebread, Iacobucci, Thompson, and Raimondi, all of whom are non-employee directors of the Company.

EXECUTIVE OFFICERS AND DIRECTORS

        The following table presents information as of January 1, 2003 regarding persons who are current executive officers and directors of the Company:

Name	Age	Position
Darl C. McBride	43	Chief Executive Officer, Director
Robert K. Bench	53	Chief Financial Officer
Opinder Bawa	39	Sr. Vice President, Technology
M. Sean Wilson	35	Sr. Vice President, Solutions Group
Christopher Sontag	39	Sr. Vice President, Operating Systems Group
Ralph J. Yarro III	38	Chairman of the Board of Directors and Director
Steve Cakebread(1) (2)	51	Director
Edward E. Iacobucci(1)(2)	49	Director
Darcy G. Mott	50	Director
Thomas P. Raimondi, Jr.(1)(2)	45	Director
R. Duff Thompson(1)(2)	52	Director

(1)
current member of the Company's audit committee

(2)
current member of the Company's compensation committee

        Darl McBride has served as the Company's President and Chief Executive Officer since June 2002 and is responsible for the Company's strategic direction and planning. Mr. McBride oversees all aspects of the Company including engineering, support, marketing and sales. A technology industry veteran, Mr. McBride has 18 years of executive management and leadership experience. Before joining the Company, Mr. McBride was the president of Franklin Covey's online planning business from May 2000 to May 2002. During 2000 to 2002, Mr. McBride was also serving as the chairman and CEO of SBI and Company and from 1999 to 2000 was the CEO of Pointserve. While at the helm of these companies, Mr. McBride was responsible for raising more than $100 million in venture capital. Mr. McBride has also been the senior vice president of IKON Office Solutions where he managed 4,000 employees and the buildup of a $500 million systems integration unit through numerous acquisitions, channel programs, and industry partnerships. From 1988 to 1996, Mr. McBride worked at networking leader Novell where he was responsible for growing Novell Japan's growth to more than $100 million in revenue. Mr. McBride concluded his tenure at Novell as vice president and general manager of Novell's Embedded Systems Division (NEST). Mr. McBride holds a Bachelor of Science degree from Brigham Young University and received a Masters degree from the University of Illinois at Urbana-Champaign.

        Robert K. Bench has served as the Company's Chief Financial Officer and Principal Financial and Accounting Officer since November 2000. As Chief Financial Officer, Mr. Bench manages financial, general and administrative functions of the Company and communicates financial vision. Mr. Bench has over 25 years of combined experience in finance, IS, strategic operations and information management. From April 2000 to November 2002 Mr. Bench served as Vice President and director of Envirofoam Technologies, and from April 1999 to April 2000 was Vice President and Chief Financial Officer for WebMiles.com. From April 1996 to April 1999, he was Vice President, Chief Financial Officer and a director for Sento Corporation and from April 1991 through April 1996, he was Chief Financial Officer for CerProbe Corporation. Mr. Bench holds a bachelor's degree in accounting from Utah State University.

        Opinder Bawa has served as senior Vice President of Technology since November 2001. Mr. Bawa is responsible for defining an integrated corporate and technology strategy to leverage market opportunities for meeting customer needs. Mr. Bawa brings to the Company nearly 20 years of leadership experience in software development, business solutions architecture, information technology, consulting services and business development in a variety of industries. From September 2000 to August 2001 Mr. Bawa served as VP and CIO of Netro's worldwide Information Technology. From July 1998 to September 2000 Mr. Bawa served as Director of IT at 3Com, implementing scaleable enterprise systems as well as innovative eBusiness and channel web services solutions. Mr. Bawa served as Sr. Director of Client Services at Acta Technology from March 1996 to July 1998. Mr. Bawa holds a bachelor's degree in Computer Science from City University of New York and a master's degree in Business and Information Technology from University of Phoenix.

        Sean Wilson has served as senior Vice President, Solutions Group since June 2002. Mr. Wilson is responsible for developing growth strategies for the Company by building relationships with strategic partners and searching out business development opportunities. Mr. Wilson has over 10 years of technology experience in business development, strategic partnerships, channel development and product marketing. From September 2000 to May 2002 Mr. Wilson served as VP, Strategic Alliances, for Franklin Covey and from 1996 to September 2000 Mr. Wilson served as Vice President of Strategic Relations at IKON Office Solutions where he was a key executive responsible for building its systems integration division through the acquisition and integration of more than 30 solution providers. Additionally, he held full executive authority for developing and delivering strategic alliance programs with high technology software, hardware and distribution companies such as Compaq, HP, Citrix, Novell, TechData and others. Before his service at IKON, Mr. Wilson was the Senior Manager of Business Development at Novell, Inc. While at Novell, Wilson was responsible for business development, product marketing, and partner relations. Mr. Wilson holds a bachelor's degree in Accounting from Utah State University.

        Chris Sontag has served as senior Vice President, Operating Systems since September 2002. Mr. Sontag is responsible for directing the marketing and strategy of the Company's operating systems division, guiding corporate marketing and overseeing the development of SCO's intellectual property. Mr. Sontag brings over 18 years of technology management and marketing experience to SCO. From April 2000 to October 2002 Mr. Sontag was the President of Sontag Consulting. From January 1996 to April 2000 Mr. Sontag was the co-founder, president and CTO of emWare, Inc., where he lead the development of critical technology and played a significant role in the dramatic increase of company revenue. He also founded Extend the Internet (ETI) and Open Services Gateway Initiative (OSGI)—alliances that enabled emWare to draw upon the creative, strategic and technological resources of many major companies. Before emWare, Mr. Sontag developed marketing and engineering strategies for Novell, Inc., where he worked as the director of marketing and product development. At Novell, Mr. Sontag helped to increase both international sales to over 50% of the Company's sales mix, as well as the overall market share of NetWare NOS products to over 75%. Mr. Sontag earned a bachelor's degree in Information Management from Brigham Young University.

        Ralph J. Yarro III has served as a member of the Company's Board of Directors since August 1998. Mr. Yarro has served as the President and Chief Executive Officer of The Canopy Group, Inc. since April 1995. Prior to joining The Canopy Group, Inc., he served as a graphic artist for the Noorda Family Trust. Mr. Yarro holds a BA from Brigham Young University.

        Edward E. Iacobucci has served as a member of the Company's Board of Directors since January 2000. In 1989, Mr. Iacobucci co-founded Citrix Systems, Inc., a supplier of products and technologies that enable enterprise-wide deployment of software applications, and held the positions of Chief Technical Officer and Vice President of Strategy and Technology. In September 1991, he also became Chairman of the Board of Citrix. Mr. Iacobucci holds a BS from the Georgia Institute of Technology.

        Darcy Mott has served as a member of the Company's Board of Directors since March of 2002. Mr. Mott has served as Vice President, Treasurer and Chief Financial Officer of The Canopy

Group, Inc., a technology investment company, since May 1999. Prior to joining Canopy, Mr. Mott served as Vice President and Treasurer of Novell, Inc., from December 1995 to September 1998 and prior to that position, Mr. Mott served in various other financial management positions for Novell since September 1986. Mr. Mott worked for Arthur Andersen & Company from 1977 to 1986. Mr. Mott is a certified public accountant and holds a B.S. degree in Accounting from Brigham Young University.

        Thomas P. Raimondi, Jr. has served as a member of the Company's Board of Directors since September 1999. He has been with MTI Technology Corporation since 1987, serving as President and Chief Executive Officer since December 1999, as Chief Operating Officer from April 1998 to December 1999, as Senior Vice President and General Manager from January 1996 to April 1998 and as Vice President of Marketing from 1991 to 1996. Mr. Raimondi holds a bachelor of science degree in communications from the University of Maryland.

        Steve Cakebread has served as a member of the Company's Board of Directors since July 2000. He has served as Senior Vice President and Chief Financial Officer of SalesForce.com since June 2002 and prior to that was Chief Financial Officer of Autodesk, Inc. from 1997 to June 2002. Prior to joining Autodesk, he was Vice President of Finance with Silicon Graphics, Inc., a provider of computing and visualization solutions, from 1993 to 1997. Mr. Cakebread holds a BS from the University of California at Berkeley and an MBA from Indiana University.

        R. Duff Thompson has served as a member of the Company's Board of Directors since May 2001. Mr. Thompson was appointed as a director of Tarantella in December 1995. Mr. Thompson has served as Managing General Partner of EsNet, Ltd., an investment group that is active in both technology and real estate ventures from 1996 to the present. From June 1994 to January 1996, he served as Senior Vice President of the Corporate Development Group of Novell, Inc. Prior to that time, he served as Executive Vice President and General Counsel for WordPerfect Corporation, and before joining WordPerfect Corporation in 1986, he was a partner with the Salt Lake City law firm of Callister, Duncan & Nebeker. Mr. Thompson is a former Chairman of the Board of the Business Software Alliance, a software industry association dealing with software industry issues. He also serves on the board of Syzygy AG, and serves on the board of O2 Exchange, Inc., a private company.

COMPOSITION OF THE BOARD

        The Board of Directors of the Company currently consists of seven directors. Directors are elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders or until there successors are duly elected and qualified. There are no family relationships among any of the Company's directors, officers or key employees.

DIRECTOR COMPENSATION.

        The Company's directors will receive $25,000 plus $5,000 per committee served on, for the 2003 fiscal year payable in restricted shares of the Company's common stock priced effective February 21, 2003. In addition, members will be reimbursed for expenses in connection with attendance at board and committee meetings. Directors also participate in the Company's 1999 Omnibus Stock Incentive Plan, which provides for the award of an option to acquire 45,000 shares on joining the board and an option to acquire 15,000 shares for each year the board member continues to serve once stockholder approval is obtained at the Company's Annual Meeting.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        It is the duty of the compensation committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The compensation committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the 1999 and the 2002 Omnibus Stock Incentive Plans.

        The compensation committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for its stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through competitive compensation packages.

        General Compensation Policy.    The compensation committee's policy is to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance and that are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance; (ii) quarterly performance awards tied to performance of agreed-upon corporate objectives, and certain financial performance metrics of the Company, including but not limited to consolidated revenue, gross margin, net operating income and net income; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and its stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be tied to the Company's financial performance and stock price appreciation rather than base salary.

        Factors.    The principal factors that were taken into account in establishing each executive officer's compensation package for the 2002 fiscal year are described below. However, the compensation committee has reserved the ability to exercise its discretion in applying entirely different factors, such as different measures of financial performance, for future fiscal years.

        Base Salary.    The base salary levels for the executive officers were established for the 2002 fiscal year on the basis of the following factors: personal performance and experience, the estimated salary levels in effect for similar positions at a select group of companies within and outside the Company's industry with which the Company competes for executive talent, and internal comparability considerations. The compensation committee made its decision as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries are reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above. During fiscal year 2002, all executive officers of the Company took salary reductions in an effort to continue to control costs and to move towards the Company's goal to achieve profitability during fiscal year 2003.

        Quarterly Performance Awards.    Each executive officer (other than the Chief Executive Officer whose quarterly performance awards are described below in CEO compensation) may also earn a quarterly performance award on the basis of: (i) performance of agreed upon objectives between the executive officer and the Chief Executive Officer prior to the start of each quarter; and (ii) achievement by the Company of certain financial goals as approved by the Board of Directors and executive management. Prior to the payment of any quarterly performance award, the achievement of the financials goals must be attained in any given quarter. During fiscal year 2002 no quarterly performance awards were paid.

        Equity Incentives.    Equity incentives to the executive officers were provided through stock option grants and restricted stock awards under the 1999 Omnibus Stock Incentive Plan. The grants and awards are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Company's common stock at a fixed price per share (the market price of the grant date) over a specified period of time (up to 10 years). The shares subject to each option vest in installments over a 48-month period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term. Restricted stock awards allow the individual to receive shares of the Company's common stock with restrictions lapsing over a 24-month period.

        The number of shares subject to each option grant or restricted stock award will be set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with the position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The compensation committee will also take into account the executive officer's existing holdings of the Company's common stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the compensation committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

        CEO Compensation.    In setting the total compensation payable to the Company's Chief Executive Officer for the 2002 fiscal year, the compensation committee sought to make that compensation competitive, while at the same time assuring that a significant percentage of compensation was tied to the Company's performance. The compensation committee reviewed industry compensation surveys for chief executive officers of comparable software companies to determine an appropriate compensation level. During fiscal year 2002, the Company hired Darl McBride, a seasoned technology veteran, to succeed Ransom Love as the Company's Chief Executive Officer. During fiscal year 2002, the base salary for Darl McBride was $250,000, which was later reduced to $230,000 as a result of salary cuts in the Company. Mr. McBride was also eligible to receive a quarterly performance award for reaching financial targets. The primary goals established for Mr. McBride included the successful attainment of revenue, and net income targets as established in his offer letter. These targets have been set very aggressively and will allow for Mr. McBride to earn from 20% to 300% of his base salary as a performance award based on attainment. During fiscal year 2002, Mr. McBride did not receive any quarterly performance award payments.

        In recognition of the leadership and guidance Mr. McBride brings to the Company, he was granted 600,000 options to purchase shares under the Company's 1999 Omnibus Stock Incentive Plan. Of the options granted to Mr. McBride, 400,000 options vest 25% after one year with the remaining 75% vesting at 1/36th per month thereafter, until fully vested. Of the remaining 200,000 stock options granted to Mr. McBride, 50,000 options will vest one year from the date of the Company's first profitable quarter (as long as that profitable quarter is before Q4 of fiscal year 2003) and the remaining 150,000 options will vest one year from the date the Company achieves four consecutive quarters of profitability (as long as the fourth quarter is before Q4 of fiscal year 2004).

        Compliance With Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, and the compensation committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal year 2003 will exceed that limit. The Company's 1999, and if approved 2002, Omnibus Stock Incentive

Plans have been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the options shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the compensation committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The compensation committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

        It is the opinion of the compensation committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interest of its stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by:
R. Duff Thompson (chair) Steve Cakebread Edward E. Iacobucci Thomas P. Raimondi, Jr. Members of the Compensation Committee

VALUE OF BENEFITS TO CERTAIN PERSONS

        Each director who continues to serve on the board will automatically receive an annual grant of an option to acquire 15,000 shares upon stockholder approval at the Company's Annual Meeting. In addition, each individual accepting an appointment to the board will receive an option to acquire 45,000 shares. Options granted to directors have an exercise price equal to the fair market value of a share of common stock on the date of grant. Except as set forth above, the Company is unable to determine the amount of benefits that may be received in the future by participants under the Company's plans as the receipt of incentive awards is generally subject to the discretion of the Committee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors unanimously recommends that the stockholders of the Company vote FOR the election of all of the nominees listed above.

PROPOSAL 2: 2002 OMNIBUS STOCK INCENTIVE PLAN

        The Company's stockholders are being asked to approve the 2002 Omnibus Stock Incentive Plan (the "2002 Plan"), which provides for the issuance of awards covering up to 1,500,000 shares of the Company's common stock. The purpose of the 2002 Plan is to provide for a stock based compensation plan that, together with the other compensation policies of the Company, is designed to attract and retain the services of individuals essential to the Company's long-term growth and success.

        The following is a summary of the principal features of the 2002 Plan, together with the applicable tax and accounting implications for the Company and the participants. However, the summary does not purport to be a complete description of all the provisions of the 2002 Plan. We have attached a copy of the 2002 Plan as Appendix A to this filing and you should review the Plan itself for additional information.

GENERAL

        The 2002 Plan is intended to promote the interests of the Company and its stockholders by providing directors, officers, employees and other persons, including outside consultants, who are expected to make a long-term contribution to the success of the Company, with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interests more closely to the interests of the Company's stockholders.

        In addition to the 2002 Plan, the Company currently has its 1999 Omnibus Stock Incentive Plan. The 1999 Plan replaced an earlier 1998 Stock Option Plan that is no longer being used to grant awards. Under the 1998 Plan, the Company granted options to purchase a total of 813,025 shares of common stock, of which options to acquire 680,483 shares have been exercised or cancelled and options to acquire 132,542 shares remain outstanding. Under the 1999 Plan, the Company has granted options to purchase 5,736,428 shares of common stock, of which options to acquire 2,894,370 shares have been exercised or cancelled and options to acquire 2,842,058 shares remain outstanding. In addition, the Company has available to grant 596,476 shares under the 1999 Plan.

SHARES COVERED BY THE 2002 PLAN

        The 2002 Plan authorizes the grant of incentive awards with respect to an aggregate of 1,500,000 shares of common stock, and such number will automatically increase, as of November 1 of each year beginning in 2003, by 3% of the total number of shares of common stock outstanding on the previous October 31st. This provision replaces a provision in the Company's 1999 Plan, which will no longer have increases in the number of shares subject to the 1999 Plan subsequent to November 1, 2002.

        Shares issued pursuant to the 2002 Plan may be authorized and unissued shares, treasury shares or shares acquired by the Company for purposes of the 2002 Plan. Generally, shares subject to an incentive award that remain unissued upon expiration, cancellation, surrender, exchange, or termination of the incentive award will be available for other incentive awards under the 2002 Plan.

CHANGES IN CAPITALIZATION

        In the event that the compensation committee determines that any dividend or other distribution, stock split, reverse stock split, recapitalization, reorganization, merger, reverse stock split, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate to prevent dilution or enlargement of the rights of participants under the 2002 Plan, then the compensation committee will make such equitable changes or adjustments as it deems necessary to the aggregate number of shares available under the 2002 Plan, the number and kinds of shares that may thereafter be used for any incentive award, and the number of shares subject to and exercise price, grant price, or purchase price of each outstanding award.

ADMINISTRATION

        The 2002 Plan is administered by the Compensation Committee whose members serve at the discretion of the Board. The Committee is authorized, among other things, to do the following:

  •
  to construe, interpret and implement the provisions of the 2002 Plan;
  •
  to select the persons to whom incentive awards will be granted;
  •
  to determine when incentive awards will be granted;
  •
  to determine the terms and conditions of such incentive awards;
  •
  to establish the performance criteria under which incentive awards will be granted;
  •
  to determine when and under what circumstances an incentive award can be settled, canceled, forfeited, exchanged, or surrendered;
  •
  to make rules with respect to the 2002 Plan;
  •
  to determine the terms and provisions of award agreements, which are required to accompany and evidence any incentive award under the 2002 Plan (the terms of which are accepted by any Participant through the act of accepting the incentive award); and
  •
  to make all other determinations deemed necessary or advisable for the administration of the 2002 Plan.

        The 2002 Plan provides that no member of the Committee shall be liable for any action, omission or determination relating to the 2002 Plan and that the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the 2002 Plan has been delegated against any cost, expense or liability arising out of any action, omission or determination relating to the 2002 Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

ELIGIBILITY

        The persons who are eligible to receive awards pursuant to the 2002 Plan include all employees and directors of the Company and its subsidiaries and such other persons, including outside consultants, whom the Committee determines are expected to make a contribution to the Company. The Committee may grant incentive awards to any, all or none of such eligible persons at any time, from time to time, during the term of the 2002 Plan. "Participants" in the 2002 Plan are persons who both are eligible to receive an incentive award pursuant to the 2002 Plan and to whom an incentive award is granted pursuant to the 2002 Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

AWARDS UNDER THE 2002 PLAN

        The 2002 Plan permits the award of stock options, stock appreciation rights, restricted stock, phantom stock rights, and stock bonuses. Stock awards many have an exercise price or calculation equal to, less than, or greater than the fair market value of the common stock on the date of grant, except that the exercise price of incentive stock options must be equal or greater than the fair market value of the common stock as of the date of grant.

        Unless the specific grant provides otherwise, options granted under the 2002 Plan vest and become exercisable with respect to 25% of the shares covered thereby on the first anniversary of the date of grant and vest 1/36th per month thereafter. The vesting date of other awards under the 2002 Plan is generally subject to the specific provisions of the individual award.

        Awards to any individual Participant are limited to a maximum of 400,000 shares of common stock in any one tax year of the Company. Options can be exercised by (i) delivery of cash or wire transfer for the aggregate exercise price; (ii) delivering a notice of exercise together with irrevocable instructions to a broker to deliver sales proceeds in the amount of the aggregate exercise price to the Company; (iii) delivery of shares of common stock previously owned by the participant for at least six months with a fair market value equal to the aggregate exercise price; or (iv) any combination of the foregoing methods.

AMENDMENT OR TERMINATION OF THE 2002 PLAN

        The board may suspend, revise, terminate or amend the 2002 Plan at any time; provided, however, that stockholder approval must be obtained if and to the extent that the Board deems it appropriate to satisfy Section 162(m) of the Code, Section 422 of the Code, or the rules of any stock exchange on which the common stock is listed. No action under the 2002 Plan may, without the consent of the Participant, reduce the Participant's rights under any outstanding award.

TRANSFERABILITY OF AWARDS DURING PARTICIPANT'S LIFETIME/FORFEITURE FOR FAILURE TO COMPLY

        During a Participant's lifetime, the Committee may permit or prohibit, in its discretion, the transfer, assignment or other encumbrance of an outstanding option or outstanding shares of restricted stock unless such option is an incentive stock option. To the extent the Committee and respective Participant desire that incentive stock options shall remain incentive stock options, incentive stock options are nontransferable except upon death. Subject to any conditions the Committee imposes, awards granted under the 2002 Plan, other than incentive stock options, may be transferred to an immediate family member, if notice of such transfer is given to the Company and no consideration is given for the transfer. Rights with respect to awards granted under the 2002 Plan may not otherwise be transferred, assigned or pledged without the permission of the Committee.

        Failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of the 2002 Plan or the applicable award agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within ten (10) days after notice of such failure by the Committee, is grounds for the cancellation and forfeiture of the respective award, in whole or in part, as the Committee, in its absolute discretion, may determine.

WITHHOLDING TAXES

        Whenever cash is to be paid pursuant to an award, the Company has the right to deduct there from an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of common stock are to be delivered pursuant to an award, the Company has the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of common stock having a fair market value equal to the amount of tax to be withheld.

COMPLIANCE WITH TAX LAWS

        The 2002 Plan is intended to provide performance-based compensation and thereby avoid the limitations of Section 162(m) of the Code. Section 162(m) denies a deduction by a publicly-traded employer for certain compensation in excess of $1 million per year paid to the following individuals who are employed at the end of the employer's taxable year ("Covered Employees"): the chief executive officer and the four most highly compensated executive officers (other than the chief executive officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for the "performance based" exception to Section 162(m) of the Code is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment. Accordingly, because the 2002 Plan has been approved by the stockholders of the Company and assuming the Committee administers the 2002 Plan so that the other conditions of Section 162(m) of the Code relating to performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the 2002 Plan will not be subject to the deduction limit of Section 162(m).

FEDERAL INCOME TAX CONSEQUENCES

        The following discussion is a brief summary of the principal United States Federal income tax consequences relating to awards under the 2002 Plan. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations promulgated thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to stockholders described herein. Stockholders should be aware that this discussion does not deal with all United States Federal income tax considerations that may be relevant to an individual award granted pursuant to the 2002 Plan.

        Non-Qualified Stock Options.    An optionee will not recognize any taxable income upon the grant of a non-qualified stock option. The Company will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of the common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the common stock received pursuant to the exercise of a non-qualified stock option will equal the sum of the compensation income recognized and the exercise price.

        In the event of a sale of common stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such common stock is more than one year.

        Incentive Stock Options.    An optionee generally will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option for regular U.S. Federal income tax purposes, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an incentive stock option may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the optionee subsequently engages in a "disqualifying disposition," as described below. Additionally, the spread between the fair-market value of shares obtained upon exercise of an incentive stock option and the exercise price is an adjustment to alternative minimum taxable income and may result in the option holder having to pay federal alternative minimum tax for the year of exercise.

        A sale or exchange by an optionee of shares acquired through the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price paid being treated a long-term capital gain (or loss) to the optionee. If such sale or exchange (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of transfer of the incentive stock option shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares. A disqualifying disposition will have the following results: any excess of: (i) the lesser of

(a) the fair market value of the shares at the time of exercise of the incentive stock option and (b) in the case of a sale, the amount realized on such disqualifying disposition of the shares; over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable reporting requirements, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain generally will qualify as capital gain and will not result in any deduction by the Company.

        Restricted Stock.    A grantee of restricted stock will not recognize any income upon the receipt of restricted stock unless the grantee elects under Section 83(b) of the Code within thirty days of such receipt, to recognize ordinary income subject to withholding taxes in an amount equal to the fair market value of the restricted stock at the time of receipt. If the election is made, the Company will be entitled to a deduction in the same amount, but the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. Any Section 83(b) election must be filed with the IRS within the applicable 30-day period. If the Section 83(b) election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock are subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At that time the holder will recognize ordinary income, subject to applicable reporting and withholding requirements, and the Company generally will be entitled to a deduction in the same amount.

        Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

        Other Incentive Awards.    The grant of a stock appreciation right or phantom stock award will not result in taxable income to the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, subject to applicable reporting and withholding requirements, and the Company generally will be entitled to a tax deduction in the same amount. A stock bonus generally will result in compensation income for the grantee, subject to reporting and withholding taxes, and a tax deduction for the Company, equal to the fair market value of the shares of common stock granted.

        Change in Control.    Any acceleration of the vesting or payment of awards under the 2002 Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company.

VALUE OF BENEFITS TO CERTAIN PERSONS

        Members of the Board of Directors and our executive officers are entitled to participate in the 2002 Omnibus Stock Incentive Plan. However, awards under the Plan will be made by the Compensation Committee at a future time so we are currently unable to determine the potential benefits to these individuals under the 2002 Plan. No awards to date have been made to the foregoing under the 2002 Plan

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Company's Board of Directors unanimously recommends a vote FOR the approval of the 2002 Omnibus Stock Incentive Plan.

PROPOSAL 3: AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN

        The Company's 2000 Employee Stock Purchase Plan currently provides for up to 500,000 shares of our common stock to be available for purchase by employees through participation in a payroll-deduction based employee stock purchase plan adopted under Section 423 of the Internal Revenue Code. Of this amount, 296,978 shares have previously been purchased by employees participating in the Stock Purchase Plan. The proposed increase will permit the continued participation of employees in the Stock Option Plan. The Plan has been available to employees of the Company since March 20, 2000.

        The following is a summary of the principal features of the 2000 Employee Stock Purchase Plan and does not purport to be a complete description of all of the provisions of the Plan. A copy of Amendment No. 4 to the Plan is included with this Proxy Statement as Appendix B. You can obtain a copy of the Plan itself from the chief financial officer of the Company.

ADMINISTRATION

        The Purchase Plan is currently administered by the compensation committee of the board of directors. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

SECURITIES SUBJECT TO THE PURCHASE PLAN

        1,000,000 shares of common stock have been reserved for issuance over the ten-year term of the Purchase Plan. Such share reserve includes the 500,000 share increase for which stockholder approval is sought under this Proposal No. 3. In addition, the share reserve increases automatically on the first trading day of January each calendar year, and will continue to do so, by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day of December of the immediately preceding calendar year, but in no event will any such annual increase exceed 750,000 shares. The shares may be made available from authorized but unissued shares of common stock or from shares of common stock repurchased by the Company, including shares repurchased on the open market.

OFFERING PERIODS AND PURCHASE RIGHTS

        Shares of common stock are offered under the Purchase Plan through a series of successive offering periods, each with a maximum duration of 24 months.

        At the time the participant joints the offering period, he or she will be granted a purchase right to acquire shares of common stock at semi-annual intervals over the remainder of that offering period. The purchase dates will occur on the last business day in November and May each year, and all payroll deductions collected from the participant for the period ending with each such semi-annual purchase date will automatically be applied to the purchase of common stock.

        Should the fair market value per share of common stock on any purchase date within the 24 month offering period be less than the fair market value per share of common stock on the start date of that offering period, then that offering period will terminate immediately after the purchase of shares of common stock on such purchase date. A new offering period will commence on the next business day following that purchase date, and all participants in the terminated offering period will be automatically enrolled in that new offering period. The new offering period will have a duration of 24 months, unless a shorter duration is established by the Plan Administrator within 5 business days following the start date of that offering period.

ELIGIBILITY AND PARTICIPATION

        Any individual who is employed on a basis under which he or she is expected to work for more than 20 hours per week for more than 5 months per calendar year for the Company or any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) will be eligible to participate in the Purchase Plan.

        An individual who is an eligible employee on the start date of any offering period may join that offering period at that time or on any subsequent semi-annual entry date (the first business day in May or November each year) within that offering period. Any individual who first becomes an eligible employee after such start date may joint the offering period on any semi-annual entry date within that offering period on which he or she is an eligible employee.

        As of October 31, 2002, the Company estimates that approximately 340 employees, including 6 executive officers, were eligible to participate in the Purchase Plan. Of this number, approximately 70 employees, including 2 executive employees, were participants in the Plan.

PURCHASE PRICE

        The purchase price of the common stock acquired on each semi-annual purchase date is equal to 85% of the lower of (i) the fair market value per share of common stock on the participant's entry date into the offering period; or (ii) the fair market value on the semi-annual purchase date.

PAYROLL DEDUCTIONS AND STOCK PURCHASES

        Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 10%) of his or her cash earnings each offering period. Cash earnings include the participant's regular base salary, plus all overtime payments, bonuses, profit-sharing distributions, and other incentive-type payments. The accumulated payroll deductions of each participant will automatically be applied on each semi-annual purchase date (the last business day in October and April of each year) to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date.

SPECIAL LIMITATIONS

        The Purchase Plan imposes certain limitations upon a participant's right to acquire common stock, including the following:

  •
  Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

  •
  Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

  •
  The aggregate shares of common stock purchased on any semi-annual purchase date may not exceed 350,000 shares.

        The Plan Administrator has the discretionary authority, exercisable prior to the start of any offering period, to increase or decrease the limitations to be in effect for the number of shares purchasable per participant and in total by all participants on each purchase date within that offering period.

TERMINATION OF PURCHASE RIGHTS

        The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant's election, either be refunded immediately or applied to the purchase of common stock on the next semi-annual purchase date.

        The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the semi-annual period in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common stock.

STOCKHOLDER RIGHTS

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions, or other rights of which the record date is prior to the date of such purchase.

ASSIGNABILITY

        No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

CHANGES IN CAPITALIZATION

        In the event that any change is made to the Company's outstanding common stock (whether by reason of any recapitalization, stock dividend, stock split, exchange, or combination of shares or other change in corporate structure effected without the Company's receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan; (ii) the class and maximum number of securities by which the share reverse is to increase automatically each year; (iii) the class and maximum number of securities purchasable in total by all participants on any one purchase date; (iv) the class and maximum number of securities purchasable per participant on any one semi-annual purchase date; and (v) the class and number of securities and the price per share in effect under each outstanding purchase right.

CHANGE IN CONTROL

        In the event the Company is acquired by merger or asset sale, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to 85% of the lower of (i) the fair market value per share of common stock on the participant's entry date into the offering period in which such acquisition occurs; or (ii) the fair market value per share of common stock immediately prior to the effective date of such acquisition. The limitation on the maximum number of shares purchasable in total by all participants on any one purchase date will not be in effect for the purchase date attributable to such change in control.

SHARE PRO-RATION

        Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares at the time available for issuance under the Purchase Plan, then the Plan Administrator will make a pro rata allocation of the available share son a uniform and nondiscriminatory basis, and the payroll deductions f each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

AMENDMENT AND TERMINATION

        The Purchase Plan will terminate upon the earliest of (i) the last business day in April 2010; (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights; or (iii) the date on which all purchase rights are exercised in connection with a change in control of the Company.

        The board may at any time alter, suspend, or discontinue the Purchase Plan. However, the boar may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan or the maximum number of shares purchasable per participant on any one semi-annual purchase date, except in connection with certain changes in the Company's capital structure; (ii) alter the purchase price formula so as to reduce the purchase price; or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

FEDERAL TAX CONSEQUENCES

        The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

        If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the offering period in which such shares were acquired or within one year after the semi-annual purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

        If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares; or (ii) 15% of the fair market value of the shares on the participant's entry date into that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

        If the participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price; or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired.

ACCOUNTING TREATMENT

        The issuance of common stock under the Purchase Plan will not result in a direct compensation expense chargeable against the Company's reported earnings. However, the Company must disclose, in pro forma statements to our financial statements, the impact the purchase rights granted under the Purchase Plan would have upon our reported earnings if the fair value of those purchase rights were treated as a compensation expense.

STOCK ISSUANCES

        The table below shows, as to each of the Company's executive officers named in this Proxy Statement and the various indicated groups, the number of shares of common stock purchased under the Purchase Plan through the most recent purchase date, together with the weighted average purchase price paid per share.

Name	Shares Acquired	Weighted Average Purchase Price
Darl C. McBride, President and Chief Executive Officer(1)	—	$0.00
Ransom H. Love, Former President and Chief Executive Officer(2)	873	$1.69
Robert K. Bench, Chief Financial Officer	4,766	$1.78
Opinder Bawa, Sr. Vice President, Technology	—	$0.00
M. Sean Wilson, Sr. Vice President, Solutions Group	—	$0.00
Chris Sontag, Sr. Vice President, Operating Systems Group	—	$0.00
All current executive officers as a group (5 persons)	5,639	$1.76
All employees, including current officers who are not executive officers, as a group	152,498	$1.67

(1)
Mr. McBride was hired as the Company's President and Chief Executive Officer in June 2002.

(2)
Mr. Love served as the Company's President and Chief Executive Officer until June 2002.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Company's Board of Directors unanimously recommends a vote FOR the approval of the amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares available for purchase by 500,000 shares.

PROPOSAL 4: NAME CHANGE TO THE SCO GROUP, INC.

        In response to the strong brand recognition related to the SCO OpenServer and SCO UnixWare product lines created over the last several years, the Company re-branded its product offerings using the SCO trademark during fiscal year 2002 and began doing business as The SCO Group, Inc. In order to reflect this change, the Company is proposing to amend its certificate of incorporation to change its name to The SCO Group, Inc.

        This change will not affect the rights of the holders of any of our equity securities. The rights, privileges, and preferences of our shareholders will remain the same as they were before the amendment. Certificates for shares issued by Caldera International Inc. will represent the same number of shares in The SCO Group, Inc. The Company will issue certificates in our new name as old certificates are submitted for transfer or as new shares are authorized for issuance. However, there is no requirement for shareholders to submit their old certificates for re-issuance in the new corporate name.

        A copy of the proposed amendment to the certificate of incorporation is attached as Appendix C to this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors has approved the amendment to the Certificate of Incorporation, deeming it advisable and in the best interests of the Company and directed that the amendment be considered at the Annual Meeting. The Company's Board of Directors unanimously recommends a vote FOR the approval of the amendment to the Certificate of Incorporation changing our corporate name from Caldera International, Inc. to The SCO Group, Inc.

PROPOSAL 5: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Company is asking the stockholders to ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending October 31, 2003. The affirmative vote of the holders of a majority of the shares represented and voting on this proposal will be required to ratify the selection of KPMG LLP.

        In the event the stockholders fail to ratify the appointment, the audit committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such change would be in the best interest of the Company and its stockholders.

        KPMG LLP audited the Company's financial statements for fiscal year 2002. Its representatives may be present at the annual meeting, and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

AUDIT FEES

        The aggregate fees for professional services rendered by KPMG LLP, in connection with its audit of the Company's consolidated financial statements for the 2002 fiscal year and reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q were approximately $113,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        KPMG LLP did not provide to the Company any services related to financial systems design and implementation in the 2002 fiscal year.

ALL OTHER FEES

        KPMG LLP provided various tax planning and tax return preparation services to the Company during the 2002 fiscal year. The aggregate fees for these tax services were approximately $38,000. Additionally, KPMG provided audit related services in connection with various registration statements. Fees for these audit related services were approximately $10,000.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

        Arthur Andersen LLP ("Andersen") served as independent auditor of the Company since 1998. In April 2002, the Audit Committee determined that it would be in the best interest of the Company to solicit proposals from other independent audit firms. In making this decision the Audit Committee considered all of the relevant factors regarding Andersen's ability to continue to provide services to the Company on an on-going basis. After an extensive process, the Company and the Audit Committee recommended to the Board that Andersen be dismissed and replaced with KPMG LLP ("KPMG") as Caldera's independent public accountant for the 2002 fiscal year. This recommendation was approved by Board action on May 8, 2002.

        Andersen issued unqualified or "clean" opinions for each of the two years ending October 31, 2000 and 2001. For the years ended October 31, 2000 and 2001, and through the date of dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the two years ended October 31, 2000 and 2001, and through the date of appointment, the Company did not consult with KPMG on the application of accounting principles to a specific transaction, the type of opinion that may be rendered on the Company's consolidated financial statements or any other matters as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. The Company provided a copy of the foregoing disclosure to KMPG and provided it with an opportunity to provide the Company with new information or clarification it deems appropriate.

AUDIT COMMITTEE REPORT

        The audit committee, which currently consists of Messrs. Cakebread, Iacobucci, Thompson, and Raimondi, is responsible for, among other things:

  •
  reviewing the Company's annual financial statements and other relevant financial reports,

  •
  reviewing the internal financial reports prepared by management,

  •
  recommending engagement of the Company's independent accountants,

  •
  approving the services performed by such accountants,

  •
  consulting with such accountants and reviewing with them the results of their audit, and

  •
  reviewing and evaluating the Company's systems of internal controls and the audit and financial reporting process.

        The audit committee has adopted a written charter (a copy of which was filed with our Proxy Statement for the Annual Meeting held March 4, 2002) and all members of our audit committee are "independent" as defined under Rule 4350(d)(2) of the National Association of Securities Dealers' listing standards. In addition, the audit committee has reviewed and discussed the Company's audited consolidated financial statements with management and has discussed with the Company's independent public accountants the matters to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The audit committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee).

        The audit committee has also considered whether the provision of non-audit services provided by KPMG LLP to the Company is compatible with maintaining their independence and has discussed with the auditors such auditors' independence.

        Based on its review, the audit committee recommended to the Board of Directors that the audited financial statements for the Company's fiscal year ended October 31, 2002 be included in the Company's Annual Report on Form 10-K for its fiscal year ended October 31, 2002.

Submitted by:
Steve Cakebread (Chair) Edward E. Iacobucci R. Duff Thompson Thomas P. Raimondi, Jr. Members of the Audit Committee

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors unanimously recommends that the stockholders of the Company vote FOR the proposal to ratify the selection of KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending October 31, 2003.

EQUITY AND COMPENSATION

EQUITY COMPENSATION PLANS

        The Company maintains the 1998 Stock Option Plan, and 1999 Omnibus Stock Incentive Plan, the 2002 Omnibus Stock Incentive Plan, and the 2000 Employee Stock Purchase Plan. The Company is no longer granting awards under the 1998 Stock Option Plan which was superseded by the 1999 Omnibus Stock Incentive Plan. The following table provides information about equity awards under each of the Company's Equity Compensation Plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Equity compensation plans approved by security holders	2,974,600	$4.99	1,128,257	(1)(2)
Equity compensation plans not approved by security holders	1,291,054	$0.84	189,289	(1)

Total	4,265,654	$3.73	1,317,546

(1)
The 1999 and 2002 Plans incorporate an evergreen formula pursuant to which on each November 1, the aggregate number of shares reserved for issuance under the Plans will increase by a number of shares equal to 3% of the outstanding shares on the day preceding (October 31). The ESPP incorporates an evergreen formula pursuant to which on November 1 of each year the aggregate number of shares reserved for issuance under the ESPP will increase by a number of shares equal to 1% of the outstanding shares on the day preceding (October 31).

(2)
Of these shares, 531,781 shares remain available for purchase under the ESPP.

HISTORICAL COMPENSATION OF THE COMPANY

        The following table presents compensation information for the Company's last three fiscal years, for the Company's Chief Executive Officer and each of its other executive officers whose salary and bonus was more than $100,000.

Summary Compensation Table

				Long-Term Compensation
		Annual Compensation(1)		Awards	Payouts
				Securities Underlying Options	LTIP Payouts	All Other Compensation
	Year	Salary	Bonus
Darl C. McBride(2) Chief Executive Officer	2002	$80,525	$—	$—	$—	$—
Ransom H. Love(3) Chief Executive Officer	2002 2001 2000	198,061 225,000 142,596	— 51,613 —	—	105,000	304,857
Robert K. Bench(4) Chief Financial Officer	2002 2001 2000	173,032 184,615 —	— 20,400 —	—	—	—
M. Sean Wilson Sr. Vice President, Solutions Group	2002	46,154	—	—	—	—
Chris Sontag Sr. Vice President, Operating Systems Group	2002	6,231	—	—	—	—
Opinder Bawa Sr. Vice President, Technology	2002	160,000	18,000	—	—	—

(1)
The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in that column. The aggregate amount of perquisites and other personal benefits provided to each executive officer listed above is less than the lesser of $50,000 and 10% of his total annual salary and bonus.

(2)
Mr. McBride was hired as the Company's President and Chief Executive Officer in June 2002.

(3)
Mr. Love served as the Company's President and Chief Executive Officer until June 2002. Upon termination, Mr. Love received a cash payment of $304,857 and was granted 175,000 shares of common stock with a value of $105,000.

(4)
Mr. Bench was granted a restricted stock award of 145,000 shares. The restrictions will lapse over a 24-month period and dividends will not be paid on the restricted stock. As of October 31, 2002, the value of the restricted shares was $189,950.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table presents the grants of stock options under the Company's option plans during fiscal year 2002, to each of the Company's executive officers named in the Summary Compensation Table.

        All option grants under each of the Plans are nonqualified stock options. Options expire ten years from the date of grant.

        The exercise price of each option granted is equal to the fair market value of the Company's common stock, as determined by the board on the date of grant. In fiscal year 2002, the Company granted to its employees options to purchase a total of 3,909,961 shares of its common stock.

        Potential realizable values are computed by:

  •
  Multiplying the number of shares of common stock subject to a given option by the exercise price per share;

  •
  Assuming that the aggregate option exercise price derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire 10 year term of the option; and

  •
  Subtracting the aggregate option exercise price from that result.

        The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

		Percent of Total Options Granted to Employees in Fiscal Year					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciate for Option Term
	Number of Securities Underlying Options Granted
				Exercise Price Per Share ($/Share)
						Expiration Date	0%		5%		10%
Darl C. McBride(1)	600,000	15.89%			$0.76	6/26/2012		$—		$286,776		$726,747
Ransom H. Love(2)	50,813	1.30%			$1.12	11/01/2011		$—		$35,778		$90,662
Robert K. Bench	50,000 42,500	1.32 1.13	% %	$ $	2.12 1.12	11/20/2011 11/01/2011	$ $	— —	$ $	66,663 29,925	$ $	168,937 75,830
Opinder Bawa	90,000	2.38%			$1.10	07/17/2012		$—		$62,261		$157,781
M. Sean Wilson	100,000 10,000	2.65 0.26	% %	$ $	0.66 1.10	06/30/2012 07/17/2012	$ $	— —	$ $	41,507 6,918	$ $	105,187 17,531
Chris Sontag	110,000	2.91%			$1.10	10/10/2012		$—		$76,096		$192,843

(1)
Mr. McBride was hired as the Company's President and Chief Executive Officer in June 2002.

(2)
Mr. Love served as the Company's President and Chief Executive Officer until June 2002.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND YEAR-END OPTION VALUES

			Number of Shares Underlying Unexercised Options at October 31, 2002
					Value of Unexercised In-the-Money Options at October 31, 2002
	Shares Acquired on Exercise	Value Realized
			Vested	Unvested	Vested	Unvested
Darl C. McBride(1)	—	$—	—	600,000	$—	$330,000
Ransom H. Love(2)	—	$—	—	—	$—	$—
Robert K. Bench	—	$—	—	92,500	$—	$8,075
Opinder Bawa	—	$—	5,000	105,000	$550	$20,550
M. Sean Wilson	—	$—	—	110,000	$—	$67,100
Chris Sontag	—	$—	—	110,000	$—	$23,100

(1)
Mr. McBride was hired as the Company's President and Chief Executive Officer in June 2002.

(2)
Mr. Love served as the Company's President and Chief Executive Officer until June 2002.

STOCK AWARDS

        The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of common stock subject to options granted during fiscal year 2002, together with the weighted average exercise price per share.

OPTION TRANSACTIONS(1)

Name	Options Granted (Number of Shares)	Weighted Average Exercise Price of Granted Options
Darl C. McBride, President and Chief Executive Officer(2)	600,000	$0.76
Ransom H. Love, Former President and Chief Executive Officer(3)	50,813	$1.12
Robert K. Bench, Chief Financial Officer	92,500	$1.66
Chris Sontag, Sr. VP, Operating Systems Group	110,000	$1.10
M. Sean Wilson, Sr. VP Solutions Group	110,000	$0.70
Opinder Bawa, Sr. VP Technology	90,000	$1.10
All current non-employee directors as a group (7 persons)	315,000	$1.07
All employees, including current officers who are not executive officers, as a group	2,541,648	$1.00

(1)
To date, no phantom stock, stock bonuses or stock appreciation right awards have been granted under any of the Company's Plans.

(2)
Mr. McBride was hired as the Company's President and Chief Executive Officer in June 2002.

(3)
Mr. Love served as the Company's President and Chief Executive Officer until June 2002.

        As of October 31, 2002, options covering 2,842,058 shares of common stock were outstanding under the 1999 Plan; 596,476 shares remained available for future option grant or direct issuance; and 186,572 shares have been issued pursuant to the exercise of outstanding options. As of October 31, 2002, options covering 1,291,054 shares of common stock were outstanding under the 2002 Plan; 189,289 shares remained available for future option grant or direct issuance; and 19,657 shares have been issued pursuant to the exercise of outstanding options.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

        The Company anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted with exercise prices equal to the fair market value of the shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, it is anticipated that all compensation deemed paid under the 1999 and 2002 Plans would remain deductible by the Company without limitation under Section 162(m) of the Code.

ACCOUNTING TREATMENT

        Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. The Company will recognize such expense over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% or more of fair market value will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

        Restricted stock awards are accounted for in a manner similar to the granting of non-qualified stock option unless the award contains some type of performance criteria. Compensation cost is generally measured under restricted stock plans as the difference between the grant price of the restricted stock and the fair market value of the unrestricted stock at the grant date. This cost is recognized ratably over the period that ends when all risks of forfeiture have passed. Restricted stock may be forfeited (or repurchased by the employer at the employee's original purchase price) if the employee terminates prior to the lapsing of restrictions. When restricted stock is forfeited, compensation cost previously recognized is reversed. Any unrecognized compensation is treated as part of the purchased treasury stock. To the extent the compensation originally measured exceeds the market value of the treasury stock acquired, the excess is charged to paid-in capital.

        If restricted stock awards combine performance criteria, measurement of the ultimate compensation to be recognized occurs at the date the performance criteria are met. This type of award is classified as a variable plan and interim estimates of compensation are required based on a combination of the then-fair market value of the stock as of the end of the reporting period and the extent or degree of compliance with the performance criteria.

        SAR or Tandem SAR grants will result in compensation expense to the Company's earnings. While an SAR is outstanding, the ultimate amount of compensation inherent in the right is indeterminate. Accounting Principles Board Opinion No. 25 and FASB Interpretation No. 28, Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans, require interim calculations of the amount of compensation inherent in the SAR (variable plan accounting). Under variable plan accounting, compensation expense can fluctuate significantly from period to period based upon the fluctuations in the fair market value of the underlying securities. The measurement of the expense in the financial statements is made at the end of each reporting period based on the increase in the fair market value since the date of grant or award multiplied by the total number of shares or rights outstanding, regardless of exercisable status of the rights. The Company will generally recognize such expense at the end of each fiscal quarter.

        Grants of shares of phantom stock are accounted for similar to SAR grants as discussed above. Bonuses of stock are recorded as compensation at the fair market value of the granted shares at the date of the bonus.

        Statement of Financial Accounting Standards No. 123, Accounting for Stock-based Compensation, requires that all equity instruments transferred to non-employees in exchange for goods and services be measured at fair value and recorded as an expense in the financial statements. As a result, an option to purchase common stock at an exercise price equal to the fair market value on the date of the grant to a non-employee consultant would require the Company to record compensation based on the fair value of the option as calculated by a valuation methodology such as the Black-Scholes option pricing model; whereas, the same option granted at the current fair market value to an employee does not require the recording of such compensation in the financial statements. As a result, the Company may incur non-cash charges related to the value of stock awards should it grant them to non-employee consultants or contractors.

        Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to the Company's earnings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of November 30, 2002, the number of shares of the common stock held of record or beneficially by each person who held of record, or who had the right to acquire shares within 60 days, or was known by us to own beneficially, more than 5% of the Company's stock, and the name and holdings of each director and named executive officer and of all executive officers and directors as a group.

Name of Person or Group	Number of Shares Beneficially Owned		Percent of Class
Principal Stockholders:
The Canopy Group, Inc. 333 South 520 West, Suite 300 Lindon, Utah 84042	5,318,494		46.2%
John R. Wall 18807 Northeast 103rd Street Redmond, Washington 98052	800,000		6.9%
Named Executive Officers And Directors:
Ralph J. Yarro, III	5,388,669	(1)	46.8%
Steve Cakebread	42,292	(2)	*
Edward E. Iacobucci	57,500	(3)	*
Darcy Mott	5,318,831	(4)	46.2%
R. Duff Thompson	22,500	(5)	*
Thomas P. Raimondi, Jr.	47,500	(6)	*
Darl C. McBride	0	(7)	*
Robert K. Bench	281,855	(8)	2.4%
Sean Wilson	0	(9)	*
Chris Sontag	0	(10)	*
Opinder Bawa	20,833	(11)	*
All Officers and Directors as a Group (11 Persons)	5,835,591	(12)	50.7%

(footnotes contained on following page)

(1)
Consists of options to purchase 60,000 shares of common stock, 10,000 shares acquired through an open-market purchase, 175 shares of common stock, and 5,318,494 shares of common stock held by The Canopy Group. Mr. Yarro is the President and Chief Executive Officer of The Canopy Group. Mr. Yarro disclaims beneficial ownership of the shares held by The Canopy Group except to the extent of his pecuniary interest therein.

(2)
Consists of options to purchase 42,292 shares of common stock.

(3)
Consists of options to purchase 47,500 shares of common stock and 10,000 shares acquired through an open-market purchase.

(4)
Consists of 337 shares of common stock held by Mr. Mott and 5,318,494 shares of common stock held by The Canopy Group. Mr. Mott is the Vice President, Treasurer and Chief Financial Officer of The Canopy Group. Mr. Mott disclaims beneficial ownership of the shares held by The Canopy Group except to the extent of his pecuniary interest therein. Does not include options to purchase 45,000 shares of common stock granted to Mr. Mott in June 2002.

(5)
Consists of options to purchase 22,500 shares of common stock.

(6)
Consists of options to purchase 47,500 shares of common stock.

(7)
Does not include options to purchase 600,000 shares of common stock granted to Mr. McBride in June 2002.

(8)
Consists of 165,000 shares of restricted common stock, options to purchase 24,895 shares of common stock, 5,460 shares acquired through the Company's Employee Stock Purchase Program and 86,500 shares acquired in open-market purchases.

(9)
Does not include options to purchase 110,000 shares of common stock granted to Mr. Wilson in July 2002.

(10)
Does not include options to purchase 110,000 shares of common stock granted to Mr. Sontag in October 2002.

(11)
Consists of 15,000 shares of restricted common stock and options to acquire 5,833 shares of common stock. Does not include options to purchase 90,000 shares of common stock granted to Mr. Bawa in July 2002.

(12)
See notes (1) through (11) as applicable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file. The Company believes that during the year ended October 31, 2002, all reporting persons complied with all applicable filing requirements, with the exception of late Form 3 filings for Messrs. Thompson and Mohan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Other than the transactions described below, during fiscal year 2002 there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or will be a party:

  •
  in which the amount exceeds $60,000; and

  •
  in which any director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

The Canopy Group

        During fiscal year 2002, the Company entered into an operating lease agreement with Canopy for office space for its headquarters in Utah that continues through December 2007. The Company pays Canopy approximately $46,000 per month for this office space.

Tarantella, Inc.

        During the second quarter of fiscal year 2002, the Company bought back 500,000 shares of its outstanding common stock from Tarantella, Inc. ("Tarantella"). The Company paid $555,000 for these shares, or $1.11 per share, which represented a discount from the quoted market price. During the third quarter of fiscal year 2002, the Company purchased an additional 3,115,000 shares from Tarantella and paid $2,959,000, or $0.95 per share, which represented a premium from the quoted market price. As of October 31, 2002, Tarantella did not hold an equity ownership interest in the Company.

        In connection with the second repurchase from Tarantella, the Company received and accepted a resignation letter from one of the directors representing Tarantella on the Company's board of directors.

MTI Technology, Inc.

        During the third quarter of fiscal year 2002, the Company purchased 1,189,000 shares of its outstanding common stock from MTI Technology, Inc. ("MTI") for $1,070,000, or $0.90 per share, which represented a premium from the quoted market price. As of October 31, 2002, MTI did not hold an equity ownership interest in the Company.

Vista.com and John R. Wall

        During the fourth quarter of fiscal year 2002, the Company entered into a license agreement with Community IQ.com d/b/a Vista.com ("Vista"). Under the agreement, the Company acquired an exclusive license from Vista to sell and market Vista's web services solutions for the small business market. The Company prepaid $100,000 of royalties under the license agreement and also advanced another $250,000 to Vista in connection with a right to purchase 3,312,737 shares of Vista's Series C convertible preferred stock for $500,000. Additionally, the Company acquired a $1,000,000 convertible note receivable payable by Vista from John R. Wall, Vista's founder, in exchange for 800,000 shares of the Company's common stock with an estimated fair market value of $900,000 and $100,000 in cash. The $1,000,000 note receivable is due on August 15, 2003, bears interest at 8% payable at maturity and is convertible at the Company's option into a 20% fully diluted interest in Vista.

1Point0

        The Company's Chief Financial Officer, Robert Bench, is a partner in the consulting firm of 1Point0. Since his employment at the Company, Mr. Bench has not been an active participating partner of 1Point0. 1Point0 assists technology companies in defining strategic direction and other operational assessments. During the fiscal year ended October 31, 2002, 1Point0 provided consulting services to the Company and was paid $71,200 for these services.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of the Company's compensation committee has at any time been one of the Company's officers or employees. None of the executive officers of the Company currently serves or in the past year has served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on the Company's board or compensation committee. Prior to the creation of the Company's compensation committee, all compensation decisions were made by the Company's full board. Mr. McBride did not participate in discussions by the board with respect to his compensation.

STOCK PERFORMANCE

        The following graph shows a comparison of cumulative total stockholder return on the Company's common stock, based on the market price of our common stock, assuming reinvestment of dividends, with the cumulative total return on the Nasdaq Stock Market (U.S.) Index as reported by Media General Financial Services and the MG Group Index for internet software and services as reported by Media General Financial Services for the period beginning March 21, 2000 (the date of the Company's initial public offering) through October 31, 2002.

COMPARE CUMULATIVE TOTAL RETURN
AMONG CALDERA INTERNATIONAL, INC.,
NASDAQ MARKET INDEX AND MG GROUP INDEX

	3/21/00	10/31/00	10/31/01	10/31/02
CALDERA INTERNATIONA, INC.	100.00	11.89	1.02	1.11
MG GROUP INDEX	100.00	44.01	11.80	9.42
NASDAQ MARKET INDEX	100.00	73.50	36.86	29.66

STOCKHOLDER PROPOSALS

        No proposals have been submitted by stockholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of stockholders will be held during March 2004. You may present proposals for inclusion in the Proxy Statement to be mailed in connection with the 2004 annual meeting of stockholders of the Company, provided such proposals are received by us no later than November 30, 2003, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the Articles of Incorporation and Bylaws. Proposals submitted by stockholders will be deemed untimely for consideration at the next Annual Meeting if received by the Company after January 15, 2004.

OTHER MATTERS

        We do not know of any business, other than described in this Proxy Statement that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.

        To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed proxy and date, sign, and return it promptly in the envelope provided. The signing of a proxy by no means prevents your attending and voting at the Annual Meeting.

AVAILABLE INFORMATION

        We are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports and other information with the Securities and Exchange Commission (the "Commission"). Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at its regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. In addition, the Commission maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the Commission at http://www.sec.gov.

        Our common stock is listed on the Nasdaq National Market and trades under the symbol "SCOX." Reports and other information concerning the Company can be inspected at the offices of Nasdaq at 1735 "K" Street, N.W., Washington, D.C. 20006-1500.

APPENDIX A

CALDERA INTERNATIONAL, INC

2002 OMNIBUS STOCK INCENTIVE PLAN

1.
Establishment and Purpose.

        There is hereby adopted the Caldera International, Inc. 2002 Omnibus Stock Incentive Plan (the "Plan"). The Plan shall be in addition to (but except as provided in Section 3(a) below shall not supplant or be construed to amend or terminate) the Caldera Systems, Inc. 1999 Omnibus Stock Incentive Plan. The Plan is intended to promote the interests of the Company and the stockholders of the Company by providing officers, other employees of the Company, directors who are not employees of the Company, and other persons who are expected to make a long-term contribution to the success of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and/or to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of stockholders.

2.
Definitions.

        As used in the Plan, the following definitions apply to the terms indicated below:

  (a)
  "Award Agreement" shall mean the written agreement between the Company and a Participant evidencing an Incentive Award.

  (b)
  "Board of Directors" shall mean the Board of Directors of the Company.

  (c)
  "Cause," when used in connection with the termination of a Participant's employment by the Company, shall mean (i) the willful and continued failure by the Participant substantially to perform his duties and obligations to the Company (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct that is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause.

  (d)
  "Change in Control" shall mean any of the following occurrences:

            (i)    any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

            (ii)  during any period of not more than two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of Directors or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

            (iii)  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

            (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  (e)
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (f)
  "Committee" shall mean the Compensation Committee of the Board of Directors. The Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act (or who satisfies any other criteria for administering employee benefit plans as may be specified by the Securities and Exchange Commission in order for transactions under such plan to be exempt from the provisions of Section 16(b) of the Exchange Act).

  (g)
  "Company" shall mean, Caldera International, Inc., a Delaware corporation.

  (h)
  "Common Stock" shall mean the common stock of the Company, no par value per share.

  (i)
  "Disability" shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company or a Subsidiary of the Company and applicable to such Participant; or (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code.

  (j)
  "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

  (k)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (l)
  "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

  (m)
  "Exercise Date" shall mean the date on which a Participant may exercise an Incentive Award.

  (n)
  "Fair Market Value" of a share of Common Stock, as of a date of determination, shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Common Stock are not then listed on the Nasdaq Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by the Committee in good faith.

  (o)
  "Incentive Award" shall mean an Option, Tandem SAR, Stand-Alone SAR, Restricted Stock grant, Phantom Stock grant or Stock Bonus granted pursuant to the terms of the Plan.

  (p)
  "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

  (q)
  "Issue Date" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(e)of the Plan.

  (r)
  "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

  (s)
  "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 7 of the Plan.

  (t)
  "Participant" means any person who is both eligible to receive an Incentive Award pursuant to the Plan (as set forth in Section 5) and to whom an Incentive Award is granted pursuant to the Plan, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

  (u)
  "Phantom Stock" shall mean the right, granted pursuant to Section 11 of the Plan, to receive in cash the Fair Market Value of a share of Common Stock.

  (v)
  "Plan" shall mean this 2002 Omnibus Stock Incentive Plan, as amended from time to time.

  (w)
  "Reference Value" shall mean, with respect to Stand-Alone SARs, the greater of the Fair Market Value or the value given by the Compensation Committee.

  (x)
  "Restricted Stock" shall mean a share of Common Stock that is granted pursuant to the terms of Section 10 hereof and that is subject to the restrictions set forth in Section 10 of the Plan.

  (y)
  "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act.

  (z)
  "Section 162(m)" shall mean Section 162(m) of the Code and the regulations promulgated thereunder.

  (aa)
  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (ab)
  "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 of the Plan that is not related to any Option.

  (ac)
  "Stock Bonus" shall mean a bonus payable in shares of Common Stock granted pursuant to Section 12 of the Plan.

  (ad)
  "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

  (ae)
  "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 of the Plan that is related to an Option.

  (af)
  "Termination of employment," or words of similar import, in the Plan shall be deemed, (i) when applied to non-employee Directors, to mean "termination of service as a director," and (ii) when applied to employee-Directors, to mean "termination of service as an employee and a director."    Reference to "termination of employment," or words of similar import, in the Plan shall not be deemed to apply to persons who were not employees or a director of the Company or a Subsidiary of the Company.

  (ag)
  "Vesting Date" shall mean the date established by the Committee on which an Incentive Award may vest.

3.
Stock Subject to the Plan.

(a)
Shares Available for Awards.

    The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 1,500,000 shares (subject to adjustment as provided herein). The total number of shares reserved for issuance hereunder may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The grant of a Tandem SAR shall not reduce the number of shares of Common Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Upon the exercise of any Tandem SAR, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Tandem SAR is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Incentive Awards under the Plan. Subject to adjustment under Section 3(c) below, the maximum number of shares of Common Stock that may be issued under the Plan shall be increased as of November 1 each year, beginning November 1, 2003, by three percent (3%) of the total number of shares of Common Stock that are issued and outstanding on the immediately preceding October 31st. This increase shall be in lieu of the increase provided for in Section 3(a) of the Caldera Systems, Inc. 1999 Omnibus Stock Incentive Plan following the increase scheduled for November 1, 2002 pursuant to the terms of that plan, and Section 3(a) of the Caldera Systems, Inc. 1999 Omnibus Stock Incentive Plan is hereby amended to provide that no automatic annual increase in the number of shares of Common Stock authorized for issuance under that plan shall occur after November 1, 2002. Any provision herein to the contrary notwithstanding, the maximum number of shares of Common Stock that may issued pursuant to Incentive Stock Options granted hereunder shall not exceed 1,500,000, subject to adjustment under Section 3(c) below.

  (b)
  Individual Limitation.

    The total number of shares of Common Stock subject to Incentive Awards (including Incentive Awards payable in cash but denominated as shares of Common Stock, i.e., Stand-Alone SARs and Phantom Stock), awarded to any employee during any tax year of the Company, shall not exceed 400,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code.

  (c)
  Adjustment for Change in Capitalization.

    In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock that may thereafter be issued in connection with Incentive Awards, (ii) the number and kind of shares of stock issued or issuable in respect of outstanding Incentive Awards, and (iii) the exercise price, grant price, or purchase price relating to any Incentive Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

  (d)
  Re-Use of Shares.

    The following shares of Common Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; any shares of Restricted Stock forfeited; and any shares in respect of which a stock appreciation right is settled for cash.

4.
Administration of the Plan.

        The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, canceled, forfeited, exchanged, or surrendered; to subject shares of Stock to which an Award may relate to rights of repurchase or rights of refusal in favor of the Company under the circumstances and upon the terms set forth in an Award Agreement; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent in accordance with Section 162(m)of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

        The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Tandem SAR or Stand-Alone SAR or Incentive Award relating to Phantom Stock granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (ii) accelerate the Exercise Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Phantom Stock or otherwise adjust any of the terms applicable to such share.

        No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

5.
Eligibility.

        The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be all employees and directors of the Company and its Subsidiaries and such other persons whom the Committee determines are expected to make a contribution to the Company; provided, however, that no Incentive Awards shall be granted to any "officers" or "directors" of the Company or its Subsidiaries (within the meaning of the rules of Nasdaq Stock Market or any other securities exchange on which Company shares are traded) unless and until the shareholders of the Company formally approve the Plan at a duly called shareholders meeting. Subject to the foregoing, the Committee may grant Incentive Awards to any, all or none of such eligible persons at any time, from time to time, during the term of the Plan. Nothing herein shall require the Company to submit the Plan to Company shareholders for their approval and any Incentive Awards granted to persons other than Company "officers" and "directors" shall be effective notwithstanding the absence of shareholder approval.

6.
Awards Under the Plan; Award Agreement.

        The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

        Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement that shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7.
Options.

(a)
Identification of Options.

    Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

  (b)
  Exercise Price.

    Each Award Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The Option exercise price per share shall be set by the Committee in its discretion on a case by case basis, but in the case of an Incentive Stock Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

  (c)
  Term and Exercise of Options.

          (1)  Unless the applicable Award Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Award Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

          (2)  An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. An Option may also be exercised electronically by notifying the Company's agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the full amount of the Purchase Price, (iii) by delivering shares of Common Stock owned by the Participant for at lease six months with appropriate stock powers, or (iv) any combination of the foregoing forms. In determining the number of shares of Common Stock necessary to be delivered to or retained by the Company, such shares shall be valued at their Fair Market Value as of the exercise date.

          (3)  Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised. In the event of an exercise by way of electronic means, no actual Certificates need be issued.

  (d)
  Limitations on Incentive Stock Options.

          (1)  To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary of the Company) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (2)  No Incentive Stock Option may be granted to an individual if, at the time of the grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price per share of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  (e)
  Effect of Termination of Employment.

          (1)  Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate for any reason other than death, Disability or Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days (or 120 days in the case of a "Non-Qualified Stock Option") after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2)  Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (3)  Unless an applicable Award Agreement issued after the date hereof provides otherwise, if a Participant's employment with the Company or a Subsidiary of the Company is terminated for Cause, Options granted to the Participant, to the extent they are then exercisable, shall remain exercisable for 30 days following the date of termination of employment, on which date they shall expire. Notwithstanding the foregoing, no Option shall be exercisable after expiration of its term.

  (f)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, (i) Options granted to a Participant, to the extent that they were exercisable at the time of a Change in Control, shall remain exercisable until their expiration notwithstanding the provisions of Section 7(e)(1) and (2) of the Plan, and (ii) Options granted to such Participant, to the extent they were not exercisable at the time of a Change in Control, shall expire at the close of business on the date of such Change in Control. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term. Any vested, exercisable Options outstanding at the time of a Change in Control shall be cashed out, converted to options of the acquiring entity, assumed by the acquiring entity or otherwise disposed of in the manner provided in any shareholder-approved agreement or plan governing or providing for such Change in Control ("Change in Control Agreement"); provided that any such cash-out, conversion, assumption or disposition of the Options shall not deprive the Option holder of the inherent value of his Options, measured solely by the excess of the Fair Market Value of the underlying Option shares immediately prior to the Change in Control over the Option exercise price, without the holder's consent. In the absence of such governing provisions in a Change in Control Agreement, the Committee in its sole discretion may on a case by case basis require any vested, exercisable Options that remain outstanding upon a Change in Control to be cashed out and terminated in exchange for a lump sum cash payment, shares of the acquiring entity or a combination thereof equal in value to the fair market value of the Option, measured in the manner described above, immediately prior to the Change in Control. Any non-vested Options shall terminate upon a Change in Control unless: (i) otherwise provided in the Change in Control Agreement or in a written agreement, such as a severance agreement, between the Company and the Participant; or (ii) the Committee in its sole discretion on a case by case basis elects in writing to waive termination

8.
Tandem SARs.

        The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted.

  (a)
  Benefit Upon Exercise.

    The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the option exercise price per share of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

  (b)
  Term and Exercise of Tandem SAR.

          (1)  A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

          (2)  The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent that the number of shares of Common Stock remaining subject to such Option is less than the number of shares then subject to such Tandem SAR. Such Tandem SARs shall be canceled in the order in which they become exercisable.

          (3)  No Tandem SAR shall be assignable or transferable otherwise than together with its related Option, and any such transfer or assignment will be subject to the provisions of Section 20 of the Plan.

          (4)  A Tandem SAR shall be exercisable by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. A Tandem SAR may also be exercised electronically by notifying the Company's agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9.
Stand-Alone SARs.

(a)
Benefit Upon Exercise.

    The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the Reference Value of the Stand-Alone SAR. Such payments shall be made as soon as practicable after the effective date of such exercise.

  (b)
  Term and Exercise of Stand-Alone SARs.

          (1)  Unless the applicable Award Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Award Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

          (2)  A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. A Stand-Alone SAR may also be exercised electronically by notifying the Company's agent, pursuant to the methods then in use by that agent. Such notice shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

  (c)
  Effect of Termination of Employment.

    The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to the exercise of Stand-Alone SARs.

  (d)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, (i) Stand-Alone SARs granted under the Plan, to the extent exercisable at the time of a Change of Control, shall remain exercisable until their expiration notwithstanding the provisions of Section 7(e) of the Plan that are incorporated into this Section 9, and (ii) Stand-Alone SARs not exercisable at the time of a Change in Control shall expire at the close of business on the date of such Change in Control. Any vested, exercisable Non-Tandem SARs shall, upon a Change in Control, be cashed out, converted, assumed or otherwise disposed of in the same manner as applies to Options under Section 7(f).

10.
Restricted Stock.

(a)
Issue Date and Vesting Date.

    At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company or a Subsidiary of the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e) of the Plan. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) of the plan are satisfied, and except as provided in Section 10(g) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) of the Plan shall lapse.

  (b)
  Conditions to Vesting.

    At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (c)
  Restrictions on Transfer Prior to Vesting.

    Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

  (d)
  Dividends on Restricted Stock.

    The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

  (e)
  Issuance of Certificates.

          (1)  Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend: The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 2002 Omnibus Stock Incentive Plan of Caldera International, Inc. and an Award Agreement entered into between the registered owner of such shares and Caldera Systems, Inc. A copy of such Plan and Award Agreement is on file in the office of the Secretary of Caldera International, Inc., 320 South 520 West, Suite 100, Lindon, Utah 84042. Such legend shall not be removed until such shares vest pursuant to the terms of the applicable Award Agreement.

          (2)  Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

  (f)
  Consequences of Vesting.

    Upon the vesting of a share of Restricted Stock pursuant to the terms of the applicable Award Agreement, the restrictions of Section 10(c) of the Plan shall lapse, except as otherwise provided in the Award Agreement. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e) of the Plan.

  (g)
  Effect of Termination of Employment.

          (1)  Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 4 of the Plan, upon the termination of a Participant's employment by the Company or any Subsidiary of the Company for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to the Company, provided that if the Committee, in its sole discretion and within thirty (30) days after such termination of employment notifies the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. If shares of Restricted Stock are forfeited in accordance with the provision of this Section 10, the Company shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

          (2)  In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant that have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends paid on such shares.

  (h)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, all restrictions on outstanding vested shares shall immediately lapse and all outstanding shares of Restricted Stock that have not theretofore vested shall immediately expire and be cancelled.

  (i)
  Special Provisions Regarding Restricted Stock Awards.

    The Committee may designate on a case-by-case basis whether Restricted Stock Awards are intended to be "performance based compensation" within the meaning of Code Section 162(m). The grant of Restricted Stock so designated shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock; (iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applicable). Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

11.
Phantom Stock.

(a)
Vesting Date.

    At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) of the Plan are satisfied, and except as provided in Section 11(d) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

  (b)
  Benefit Upon Vesting.

    Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of (i) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

  (c)
  Conditions to Vesting.

    At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

  (d)
  Effect of Termination of Employment.

          (1)  Subject to such other provisions as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 4 of the Plan, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason other than Cause.

          (2)  In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant that have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

  (e)
  Effect of Change in Control.

    Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock that have not theretofore vested shall immediately expire and be cancelled.

  (f)
  Special Provisions Regarding Phantom Stock Awards.

    The Committee may designate on a case by case basis whether Phantom Stock Awards are intended to be "performance based compensation" within the meaning of Code Section162 (m). The grant of Phantom Stock so designated shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock; (iii) the attainment of a specified percentage increase in net income of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company (or a Subsidiary or division of the Company if applicable). Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

12.
Stock Bonuses.

        In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.
Rights as a Stockholder.

        No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c) of the Plan, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.
No Special Employment Rights; No Right to Incentive Award.

        Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or any Subsidiary of the Company or interfere in any way with the right of the Company or any Subsidiary of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

15.
Securities Matters.

(a)
The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof and of the applicable Award Agreement, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)
The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.
Withholding Taxes.

        Whenever cash is to be paid pursuant to an Incentive Award, the Company (or its agent) shall have the right to deduct there from an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Incentive Award, the Company (or its agent) shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company (or its agent) withhold from delivery shares of Common Stock having a fair market value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

17.
Notification of Election Under Section 83(b) of the Code.

        If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Code Section 83(b).

18.
Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

        Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

19.
Amendment or Termination of the Plan.

        The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or to the extent such approval is required by the rules of any stock exchange on which the Common Stock is listed. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4 of the Plan, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

20.
Transfers Upon Death; Non-Assignability.

        Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

        During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option or outstanding shares of Restricted Stock unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Notwithstanding the foregoing, subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

21.
Expenses and Receipts.

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.
Failure to Comply.

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.
Effective Date and Term of Plan.

        The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

24.
Applicable Law.

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Utah, without reference to the principles of conflicts of law.

25.
Participant Rights.

        No Participant shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Common Stock certificate to him for such shares.

26.
Unfunded Status of Awards.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

27.
No Fractional Shares.

        No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.
Beneficiary.

        A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

29.
Interpretation.

        The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

APPENDIX B

AMENDMENT NO. 4 TO
THE CALDERA INTERNATIONAL, INC.
2000 EMPLOYEE STOCK PURCHASE PLAN

        This Amendment No. 4 to the Caldera International, Inc., 2000 Employee Stock Purchase Plan (the "Amendment") is executed by the undersigned, by and on behalf of Caldera International, Inc., a Delaware corporation (the "Company").

Background

  A.
  The Company has adopted the 2000 Employee Stock Purchase Plan (the "2000 Plan") pursuant to which employees may purchase shares of Common Stock of the Company through participation in a payroll deduction-based employee stock purchase plan. Capitalized terms used in the Amendment but not defined herein have the meaning set forth in the 2000 Plan.

  B.
  The Board of Directors of the Company have adopted Amendment No. 1 to the 2000 Plan increasing the number of authorized shares of Common Stock subject to the 2000 Plan from 500,000 to 2,000,000. Amendment No. 1 to the 2000 Plan required stockholder approval, which was obtained at the annual stockholder meeting on April 27, 2001.

  C.
  The Board of Directors of the Company have adopted Amendment No. 2 to the 2000 Plan changing the Purchase Intervals from the first day of May to the last day of October and the first day of November to the last day of April to now be the first day of June to the last day of November and the first day of December to the last day of May. Amendment No. 2 also increased the share maximum per participant on any one Purchase Date from 750 shares to 1000 shares. In addition, the maximum number of shares in the aggregate by all participants any one Purchase Date was increased from 125,000 shares to 350,000 shares. The Semi-Annual Entry Date (Definition S in the amendment of the plan) was changed to reflect the new Purchase Interval dates. Stockholder approval was not necessary for these changes.

  D.
  The Board of Directors of the Company have adopted Amendment No. 3 to the 2000 Plan which eliminated the share maximum per participant of 1,000 shares. Amendment No. 3 also changed the rule that payroll deductions not applied to a purchase must be refunded. In addition, participants who withdraw from the plan may now re-enter at the next Purchase Interval, rather than waiting until the next Purchase Period, as previously stated. Finally, the definition of Eligible Employees was expanded to include part-time employees of the Company. Stockholder approval was not necessary for these changes.

  E.
  In connection with the reverse stock split which was effective March 14, 2002, the maximum purchase shares of 350,000 shares in the aggregate by all participants on any on Purchase Date was adjusted to 87,500 shares. In addition, the number of authorized shares under the Plan was reduced from 2,000,000 to 500,000 as a result of the reverse stock split. The Company now desires to increase the aggregate maximum number of shares available on any Purchase Date to 350,000 shares    and also desires to increase the number of authorized shares available under the plan from 500,000 to 1,000,000. Stockholder approval for this increase will be sought at the next annual stockholder meeting in May of 2003.

Amendment

        NOW, THEREFORE, the 2000 Plan is hereby amended as follows:

  1.
  Number of Purchasable Shares.    As per Section III.C, the maximum number of shares purchasable on any one Purchase Date should be adjusted appropriately for any stock split,

    stock divided, recapitalization, etc. Therefore, as amended in Amendment No. 2, the maximum number of 350,000 shares purchasable on any on Purchase Date was adjusted to 87,500 shares after the four for one reverse stock split, effective March 14, 2002. Effective as of the close of the first Purchase Interval that ends in calendar year 2003, this number shall be increased to a maximum of 350,000 shares purchasable on any one Purchase Date.

  2.
  Increase in Number of Shares.    As per Section III.C, the maximum number of shares issuable in the aggregate under the Plan should be adjusted appropriately for any stock split, stock divided, recapitalization, etc. Therefore, as amended in Amendment No. 1, the maximum number of 2,000,000 shares, which may be issued in the aggregate under the Plan, was adjusted to 500,000 shares after the four for one reverse stock split, effective March 14, 2002.    Effective as of the close of the first Purchase Interval that ends in calendar year 2003, this number shall be increased to a maximum of 1,000,000 shares issuable in the aggregate under the Plan.

  3.
  Ratification.    Except as specifically modified by the Amendment, the 2000 Plan is hereby ratified and reaffirmed by the Company.

  4.
  Effectiveness.    The Amendment shall be effective as of the close of the first Purchase Interval that ends in calendar year 2003.

        The undersigned, which is duly elected Secretary of the Company, hereby certifies that the Board of Directors of the Company approved the Amendment at a duly convened meeting of the Board of Directors on December 16, 2002.

The SCO Group, a Delaware corporation
By:	/s/ MICHAEL P. OLSON Michael P. Olson, its Corporate Secretary

APPENDIX C

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        Caldera International, Inc. (the "Corporation"), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Law"), hereby changes its name to "The SCO Group, Inc." (the "Name Change") by the filing of this Certificate of Amendment to Amended and Restated Certificate of Incorporation. The Name Change was duly adopted in accordance with the provisions of Section 242 of the Law as set forth below. The Corporation

DOES HEREBY CERTIFY:

        FIRST:    That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment (the "Amendment") to the Amended and Restated Certificate of Incorporation of the Corporation to change the Corporation's name to "The SCO Group, Inc." Such resolutions declared the Name Change and the Amendment to be advisable, recommended the Name Change and the Amendment to the stockholders of the Corporation and called a meeting of the stockholders of the Corporation for consideration thereof.

        SECOND:    That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Name Change and the Amendment.

        IN WITNESS WHEREOF, said Caldera International, Inc. has caused this Certificate of Amendment to be signed by                        , its                         , this    day of                        , 2003.

CALDERA INTERNATIONAL, INC. (now known as THE SCO GROUP, INC.), a Delaware corporation
BY:

TITLE:

PROXY	CARD CALDERA INTERNATIONAL, INC.
TO THE STOCKHOLDERS OF CALDERA INTERNATIONAL, INC.:

        The annual meeting of the stockholders (the "Annual Meeting") of Caldera International, Inc. (the "Company") will be held at 355 South 520 West, Suite 100, Lindon, Utah, 84042, on May 16, 2003. The Annual Meeting will convene at 9:00 a.m., local time, to consider and take action on the following proposals:

1.	To elect seven members to the Board of Directors to serve until their successors have been appointed and are qualified.
	FOR	☐ all nominees
FOR
☐ all nominees, except WITHHOLD AUTHORITY for the nominees whose names are lined out below:

Nominees: Ralph J. Yarro III, Thomas P. Raimondi, Jr., Edward E. Iacobucci, Steve Cakebread, R. Duff Thompson, Darcy G. Mott, and Darl C. McBride
2.	Proposal to approve the 2002 Omnibus Stock Incentive Plan and to provide for up to 1,500,000 shares of common stock to be issued under the plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	Proposal to approve an amendment to the 2000 Employee Stock Purchase Plan to provide for an additional 500,000 shares to be issued under the plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Proposal to approve an amendment to the Certificate of Incorporation to effect a change in the Company's name from Caldera International, Inc. to The SCO Group, Inc.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	Proposal to approve the appointment of KPMG LLP as the independent public accountants of the Company for the year ending October 31, 2003.
	☐ FOR	☐ AGAINST	☐ ABSTAIN
6.	Proposal to transact such other business as may properly come before the meeting.

ONLY OWNERS OF RECORD OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK AS OF THE CLOSE OF BUSINESS ON MARCH 28, 2003 (THE "RECORD DATE"), WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE (1) VOTE.

THE ATTENDANCE AT AND/OR VOTE OF EACH STOCKHOLDER AT THE ANNUAL MEETING IS IMPORTANT, AND EACH STOCKHOLDER IS ENCOURAGED TO ATTEND. TO ASSURE THAT YOUR VOTE IS COUNTED, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.
Please sign and date this Proxy where shown below and return it promptly.
Signed:	Signed:	Date:

Note: Please sign above exactly as the shares are registered. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: 2002 OMNIBUS STOCK INCENTIVE PLAN
PROPOSAL 3: AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 4: NAME CHANGE TO THE SCO GROUP, INC.
PROPOSAL 5: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
EQUITY AND COMPENSATION
Summary Compensation Table
OPTION TRANSACTIONS(1)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE
COMPARE CUMULATIVE TOTAL RETURN AMONG CALDERA INTERNATIONAL, INC., NASDAQ MARKET INDEX AND MG GROUP INDEX
STOCKHOLDER PROPOSALS
OTHER MATTERS
AVAILABLE INFORMATION
APPENDIX A CALDERA INTERNATIONAL, INC 2002 OMNIBUS STOCK INCENTIVE PLAN
APPENDIX B AMENDMENT NO. 4 TO THE CALDERA INTERNATIONAL, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN
APPENDIX C STATE OF DELAWARE CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION